UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

STEELE OCEANIC CORPORATION

(Exact name of registrant as specified in its charter)

Oklahoma (State or Other Jurisdiction of Incorporation)	000-53474 (Commission File Number)	81-1294537 (IRS Employer Identification No.)

2658 Del Mar Heights Rd. # 520 Del Mar, CA (Address of Principal Executive Offices)	92014 (Zip Code)

Registrant’s telephone number, including area code:  (858) 847-9090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As used in this report, the terms "we", “us", “our", the “Company" refer to Steele Oceanic Corporation, an Oklahoma.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2017, Scott Landow resigned as the Company’s Chief Executive Officer.  Mr. Landow remains as President, the Company’s Chief Financial Officer, and as a member and Chairman of the Board of Directors.

On June 23, 2017, Carlos Faria was appointed as the Company’s Chief Executive Officer.

Mr. Faria’s biography is as follows:

Before joining Steele Oceanic, Mr. Faria was Senior Vice President – Procurement at AquaStar, the largest operating company in the Red Chamber Group, a $3 Billion vertically integrated leader in the International Seafood market.  (www.aquastar.com; not incorporated into this filing). During his tenure, he developed 4 new product lines with over 50 new sku’s.  From 2012 – 2015 he served as Vice President of Operations at Chicken of the Sea Frozen Foods, the largest operating company in the Thai Union Group, a $5 Billion diversified international seafood company, (www.thaiunion.com; not incorporated into this filing).  As Head of East Coast operations, he was an integral part of the management team that brought revenues from $400 Million to $950 Million in four years.  He began his career at Citibank, N.A. as an International Business Analyst in Caracas, Venezuela.

In anticipation of the transition of the Chief Executive Officer position from Scott Landow to Carlos Faria, Mr. Faria was engaged on May 1, 2017, although he has been consulting with the Company since November 2016. Mr. Faria will receive an annual salary of $120,000 per annum with prospective increases over time and based on specific criteria. Mr. Faria shall be eligible for bonus payments and benefits. Mr. Faria also received 2,500,000 shares of common stock, 535,714 shares vesting on January 1, 2018, 892,857 vesting on January 1, 2019, and the remainder vesting on January 1, 2020, subject, under certain circumstances, to acceleration of vesting.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2017	STEELE OCEANIC CORPORATION

By: /s/ Scott Landow
Scott Landow
Director, CFO